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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 17, 1994

                           HILTON HOTELS CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                    1-3427               36-2058176
     (State or other jurisdiction     (Commission         (I.R.S. Employer
          of incorporation)           File Number)        Identification No.)



           9336 CIVIC CENTER DRIVE, BEVERLY HILLS, CALIFORNIA  90210
         (Address of principal executive offices)           (Zip code)

       Registrant's telephone number, including area code: (310) 278-4321
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ITEM 5.  OTHER EVENTS.

        On November 17, 1994, Hilton Hotels Corporation announced that it has engaged the investment banking firm of Smith Barney to undertake a study and make recommendations to management and the Board of Directors for strategic alternatives to enhance shareholder value. The company said these alternatives may include a sale of the entire company in one or a series of transactions; spin-off of one or more of its businesses; recapitalization; business combination; share repurchase program; or similar transaction.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HILTON HOTELS CORPORATION
                                          (Registrant)

Date: November 22, 1994              /s/  STEVE KRITHIS
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                                          Steve Krithis
                                  Senior Vice President - Finance





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